Exhibit 10.12

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

AMENDMENT N° 1

This amendment n°1 (the “Amendment n°1”)

is made on the 2nd day of March, 2021 (the “Effective date”)

BY AND BETWEEN:

ABIVAX, a company incorporated and existing under the laws of France, with registered offices at 5, rue de la Baume, 75008 Paris, and registered under number RCS PARIS 799 363 718.

Hereinafter referred to as “ABIVAX”

and

PCAS SA, a company incorporated and existing under the laws of France and located at 21 chemin de la sauvegarde, 69134 Ecully, France and registered under number RCS LYON 622 019 503.

Hereinafter referred to as “SEQENS”

ABIVAX and SEQENS are individually or collectively hereinafter referred to as the “Party” or the “Parties”.

WHEREAS:

(A)	ABIVAX is a clinical-stage biopharmaceutical company leveraging from its multiple drug development platforms to treat patients with inflammatory diseases, viral infections, and cancer.

(B)	SEQENS is a company specialized in, among other things, the development, manufacture and sale of fine chemicals and active pharmaceutical ingredients;

(C)

On March 11th, 2016 ABIVAX and SEQENS entered into a development and production of clinical batches agreement (the “Phase I-III Agreement”) pursuant to which ABIVAX entrusted to SEQENS the supply of different services to develop and produce the ABX-464 active pharmaceutical ingredient (the “ABX-464”).

(D)	The ABX-464 is phase II clinical trials and is expected to move phase III in 2021.

(E)	Subject to the terms of this Amendment n°1, the Parties wish to amend this Phase I-III Agreement to strengthen their partnership.

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NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1. ENTRY INTO FORCE

Once signed by each Party, this Amendment n°1 enters into force on the Effective Date.

2. AMENDMENT

2.1 Replacement of Article 14. The Parties agree to cancel Article 14 and to replace it by the following, new Article 14:

Article 14 – TERM

14.1 This Phase I-III Agreement shall enter into force and effect at the last date of execution by the Parties and shall remain in full force an effect [***].

14.2 The termination of a Work Order does not automatically lead to the termination of this Phase I-III Agreement.

2.2 Replacement of Section 15.3. The Parties agree to cancel Section 15.3 and to replace it by the following, new Section 15.3:

15.3 Unless otherwise agreed to by the Parties in the relevant Work Order, ABIVAX may postpone any pending Work (or “Travaux” under the Phase I-III Agreement) or terminate any pending Work Order at any time upon [***] prior written notice to PCAS, provided that [***].

2.3 Replacement of Section 19.4. The Parties agree to cancel Section 19.4 and to replace it by the following, new Section 19.4:

19.4 Assignment and Transfer

19.4.1 Neither Party is entitled to assign, transfer or delegate, in whole or in part, its rights and obligations under this Phase I-III Agreement, without the prior written consent of the other Party, such consent not to be unreasonably delayed or withheld.

Notwithstanding the foregoing, either Party may assign its rights and obligations under this Phase I-III Agreement, with prior notification to the other Party to any Affiliated Company, as such term is defined below, provided the assigning Party: (i) still complies with its surviving obligations stated under this Phase I-III Agreement; and (ii) warrants the compliance of such Affiliated Company with its obligations under this Phase I-III Agreement, and only if this Affiliated Company does not pursue a competing activity of the other Party.

For the purpose of this article, “Affiliated Company” shall mean any company of which 50% or more of the capital or voting stock is held directly or indirectly by a Party to this Phase I-III Agreement or is under common control with a Party to this Phase I-III Agreement or controls directly or indirectly a Party to this Phase I-III Agreement.

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19.4.2. Subject to Section 19.4.1, the Parties agree that the transfer of the Phase I-III Agreement to any third-party or Affiliates who acquires ABIVAX’ or any of its Affiliate’s business, rights or obligations with respect the ABX-464 in one or more jurisdictions, whether by merger or consolidation, sale of substantially all its assets or business related to this Agreement or an applicable Work Order, ABIVAX will transfer all of its benefits, interests, rights and obligation under the Agreement including any Work Order to the third-party (the transferee), including any benefits, interests, rights and obligations that to relate to matters arising out prior to the assignment/transfer of the Agreement. ABIVAX shall cause (“se porter fort” as the meaning of Article 1204 of French Civil Code) the third-party transferee to be bound by the rights and obligations of this Phase I-III Agreement and to comply with the terms and conditions of this Phase I-III Agreement.

3. AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS OR OBLIGATIONS

The provisions of the Phase I-III Agreement will, except as expressly amended by this Amendment n°1, remain unchanged and continue in full force and effect in accordance with its terms.

Executed on the Effective date, using DOCUSIGN.

ABIVAX		PCAS SA

By:	/s/ Professor Hartmut Ehrlich	By:	[***]
Name: Mr. Professor Hartmut Ehrlich, M. D		Name: [***]
Title: General Manager		Title: [***]
03/02/21		03/02/21

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